SUPPLEMENT

DATED AUGUST 27, 2014 TO

THE HARTFORD GLOBAL REAL ASSET FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS

DATED MARCH 1, 2014

Effective November 1, 2014, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive 0.15% of the contractual management fee and increase the amount of the reimbursement of total operating expenses for The Hartford Global Real Asset Fund (the “Fund”) through October 31, 2015.  Accordingly, the above referenced Prospectus is revised as follows:

The following paragraph is added after the third paragraph under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE”:

Effective November 1, 2014, the Investment Manager has contractually agreed to waive 0.15% of the Fund’s contractual management fee through October 31, 2015. In connection with this waiver, the Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from November 1, 2014 through October 31, 2015 to the extent necessary to maintain total annual fund operating expenses as follows: 1.20% (Class A), 1.95% (Class C), 0.95% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).

This Supplement should be retained with your Prospectus for future reference.

HV-7201	August 2014

SUPPLEMENT

DATED AUGUST 27, 2014 TO

THE HARTFORD TOTAL RETURN BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS

DATED MARCH 1, 2014

Effective November 1, 2014, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive 0.08% of the contractual management fee and increase the amount of the reimbursement of total operating expenses for The Hartford Total Return Bond Fund (the “Fund”) through October 31, 2015.  Accordingly, the above referenced Prospectus is revised as follows:

The following paragraph replaces the third paragraph under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — EXPENSE CAPS AND WAIVERS”:

Effective November 1, 2014, the Investment Manager has contractually agreed to waive 0.08% of the Fund’s contractual management fee through October 31, 2015. In connection with this waiver, the Investment Manager has voluntarily agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from November 1, 2014 through October 31, 2015 to the extent necessary to maintain total annual fund operating expenses as follows: 0.87% (Class A), 1.62% (Class B), 1.62% (Class C), 0.62% (Class I), 1.17% (Class R3), 0.87% (Class R4), 0.57% (Class R5) and 0.52% (Class Y).

This Supplement should be retained with your Prospectus for future reference.

HV-7202	August 2014

SUPPLEMENT

DATED AUGUST 27, 2014 TO

HARTFORD GLOBAL EQUITY INCOME FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS

DATED JUNE 1, 2014

Effective immediately, the above referenced Prospectus is revised as follows:

The first paragraph under the heading “FUND DISTRIBUTIONS AND TAX MATTERS — Dividends and Distributions” is deleted in its entirety and replaced with the following:

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

This Supplement should be retained with your Prospectus for future reference.

HV-7200	August 2014

SUPPLEMENT

DATED AUGUST 27, 2014 TO

THE HARTFORD INTERNATIONAL GROWTH FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS, EACH

DATED MARCH 1, 2014

Effective August 27, 2014, changes are being made with respect to the principal investment strategy of The Hartford International Growth Fund (the “Fund”) to modify the Fund’s permitted allocation to emerging market investments.  Therefore, effective August 27, 2014, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.              Under the heading “SUMMARY SECTION - PRINCIPAL INVESTMENT STRATEGY” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES - PRINCIPAL INVESTMENT STRATEGY” in the Prospectus and the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus, the fifth sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Fund may invest up to the greater of 25% or the weight of emerging markets in the MSCI All Country World ex USA Growth Index plus 15% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

2.              Under the heading “SUMMARY SECTION - AVERAGE ANNUAL RETURNS” in the Prospectus and the heading “AVERAGE ANNUAL RETURNS” in the Summary Prospectus, the table is deleted and replaced with the following:

Average annual total returns for periods ending December 31, 2013
(including sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	16.27%	12.88%	4.49%
- After Taxes on Distributions	16.03%	12.85%	3.89%
- After Taxes on Distributions and Sale of Fund Shares	9.32%	10.47%	3.67%
Share Classes (Return Before Taxes)
Class B	17.20%	13.16%	4.51%
Class C	21.12%	13.33%	4.32%
Class I	23.49%	14.55%	5.35%
Class R3	22.93%	13.97%	5.05%
Class R4	23.23%	14.38%	5.30%
Class R5	23.63%	14.70%	5.54%
Class Y	23.72%	14.82%	5.61%
MSCI All Country World ex USA Growth Index (reflects no deduction for fees, expenses or taxes)	15.86%	13.28%	7.70%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	22.94%	13.21%	7.34%

3.              Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES - PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the second paragraph is deleted in its entirety and replaced with the following:

Each investment approach is focused on capital appreciation, and together the investment strategies represent an opportunistic, diversified fund profile that invests in globally competitive growth companies within growing sectors.  The universe of mid to large capitalization companies is based on the MSCI All Country World ex USA Growth Index but may also include companies that are not components of the index.  The team and global industry analysts research this universe to identify companies that they believe exhibit industry leadership and strong management, above expected earnings growth, and clear earnings drivers.

4.     Under the heading “PERFORMANCE NOTES” in the Prospectus, the fifth paragraph is deleted in its entirety and replaced with the following:

The Fund compares its performance to two benchmarks: the MSCI All Country World ex USA Growth Index and the MSCI EAFE Growth Index.

HV-7203	August 2014